SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549



                                    FORM 8-K



                                 CURRENT REPORT


                       Pursuant to Section 13 or 15(d) of
                     the Securities and Exchange Act of 1934

               Date of Report: (Date of earliest event reported):
                        March 1, 2002 (February 19, 2002)


                           Blue Dolphin Energy Company
             (Exact name of registrant as specified in its charter)




        Delaware                       0-15905                    73-1268729
(State of Incorporation)       (Commission File Number)      (IRS Employer
                                                             Identification No.)





                             801 Travis, Suite 2100
                              Houston, Texas 77002
              (Address of Registrant's principal executive offices)

                                 (713) 227-7660
              (Registrant's telephone number, including area code)




                                (Not Applicable)
          (Former name or former address, if changed since last report)

ITEM 2.  ACQUISITION OR DISPOSITION OF ASSETS

     On February 20, 2002, Blue Dolphin Energy Company, a Delaware corporation ("Blue Dolphin"), issued a press release announcing that it completed the acquisition of American Resources Offshore, Inc., a Delaware corporation ("ARO"), pursuant to the Amended and Restated Agreement and Plan of Merger dated as of December 19, 2001, as amended, among Blue Dolphin, BDCO Merger Sub, Inc., a Delaware corporation and wholly owned subsidiary of Blue Dolphin (the "Merger Sub"), and ARO (the "Merger Agreement"). Pursuant to the Merger Agreement, the Merger Sub was merged with and into ARO, with ARO surviving as a wholly owned subsidiary of Blue Dolphin (the "Merger"). As a result of the Merger, each outstanding share of ARO (i) common stock, par value $.00001 per share (the "ARO Common Stock"), was converted into the right to receive, at the option of the holder, either $.06 per share in cash or .0362 of a share of Blue Dolphin common stock, par value $.01 per share (the "Blue Dolphin Common Stock"), and (ii) Series 1993 Preferred Stock, par value $12.00 per share (the "ARO Preferred Stock"), was converted into the right to receive, at the option of the holder, either $.07 in cash or .0301 of a share of Blue Dolphin Common Stock.

     Blue Dolphin may issue up to approximately 426,000 shares of Blue Dolphin Common Stock in exchange for the outstanding shares of ARO Common Stock and ARO Preferred Stock. The description of the Merger Agreement set forth herein does not purport to be complete and is qualified in its entirety by the provisions of the Merger Agreement, which is incorporated by reference as an exhibit hereto and is incorporated herein by reference.

ITEM 7.  FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS

     (a)  Exhibits

     2.1* Amended and Restated  Agreement  and Plan of Merger among Blue Dolphin
          Energy Company, BDCO Merger Sub, Inc. and American Resources Offshore, Inc. dated as of December 19, 2001

     2.2**Amendment  No. 1 to the Amended  and  Restated  Agreement  and Plan of
          Merger dated January 15, 2002

     99.1 Press Release issued February 20, 2002

     -----------
     *Incorporated by reference from Appendix A to Blue Dolphin's Registration Statement on Form S-4 (File NO. 333-75842) (the "Registration Statement")

     **Incorporated by reference from Exhibit 2.2 to the Registration Statement

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

                                    SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Date:    March 1, 2002


                                                     BLUE DOLPHIN ENERGY COMPANY


                                                       /s/ G. Brian Lloyd
                                                      -------------------
                                                      G. Brian Lloyd
                                                      Vice President, Treasurer








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

                                INDEX TO EXHIBITS


EXHIBIT           DESCRIPTION OF EXHIBIT
-------           ----------------------
 99.1             Press Release issued February 20, 2002












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